                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:   September 30, 2007
                                                  Estimated average burden
                                                  hours per response.......19.4
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-5399
                                  ---------------------------------------------

                      The New America High Income Fund, Inc
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                           33 Broad St Boston MA 02109
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                  Ellen E. Terry 33 Broad St, Boston, MA 02109
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 617-263-6400
                                                   ----------------------------

Date of fiscal year end:    12/31
                        --------------------------
Date of reporting period:  1/1/05 - 6/30/05
                         -------------------------

Item 1 -  Report to Shareholders

THE NEW
AMERICA
HIGH INCOME
FUND, INC.

SEMI-ANNUAL
REPORT
JUNE 30, 2005

[NEW AMERICA HIGH INCOME FUND LOGO]

                                                                  August 1, 2005

DEAR FELLOW SHAREHOLDERS,

While the high yield bond market was rather volatile in the first half of 2005 compared with market conditions last year, the defensive high yield investing style of the Fund's portfolio managers has resulted in relative stability in the Fund's net asset value per share (the "NAV") and dividend. In the current high yield market environment, we believe that a defensive investment strategy is the best one for our shareholders, especially since the Fund's leverage magnifies the effect of market changes on the NAV. From its inception, the Fund's leverage has been at the upper end of the range permitted by law and by the credit ratings agencies for the Fund's Auction Term Preferred Stock (the "ATP"). The leverage is an important contributor to the Fund's dividend (but can magnify the effect of market downturns) and a reduction in the leverage would most likely cause a reduction in the dividend. As of June 30th, the Fund was approximately 39% leveraged.

- The monthly dividend was unchanged at $.0175 per share. There were no defaults in the portfolio during the period. It remains the Fund's policy to pay a dividend derived solely from the income earned by the portfolio during the year. Based upon current earnings, we continue to target a monthly dividend of $.0175 per share, but of course future portfolio results and market conditions will determine the actual dividend paid.

- The market price of the Fund's shares declined from $2.19 to $2.12 during the six month period. Annualizing the current monthly dividend of $.0175 at the NYSE closing market price of $2.12 on June 30th would produce a dividend yield of 9.91%. Based upon the Fund's market price and dividends earned for the six month period, the Fund's shares earned a total return of 0.79%. The CS First Boston High Yield Index had a total return of 0.77% for the six months ended June 30th.

- The Fund's NAV declined from $2.26 at the beginning of the year to $2.17 on June 30th. Annualizing the current monthly dividend of $.0175 at the closing NAV of $2.17 on June 30th would produce a dividend yield of 9.68%.

- The Fund's shares generally traded at a discount to their net asset value throughout the six month period. The discount widened from its beginning of the year level in March and April, when the high yield bond market was particularly unsettled. However by June 30th the market price discount to the net asset value per share was -2.3%, compared with a -3.1% discount at the beginning of the year.

On June 10th, 2005, a Schedule 13G was filed by First Trust Portfolios L.P. and related entities disclosing that as of December 31, 2004, had purchased 10.9% of the Fund's common stock on behalf of accounts it manages. In addition, it filed
Schedule 13Gs on 23 other closed end funds including a number of funds that have similar investment objectives to our Fund.

                                                           TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30, 2005
                                                           --------------------------------------------------
                                                                     1 YEAR           3 YEARS CUMULATIVE
                                                                     ------           ------------------
New America High Income Fund
  (Stock Price and Dividends)*                                       21.39%                  28.53%
New America High Income Fund
  (NAV and Dividends)                                                12.55%                  37.67%
Lipper Closed-End Fund Leveraged
  High Yield Average                                                 12.92%                  65.99%
CS First Boston High Yield Index                                     10.09%                  48.57%
10 Year U.S. Treasury Bond                                            9.60%                  22.12%

Sources: CS First Boston, Citigroup, Lipper, The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

* Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the share price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

HIGH YIELD MARKET UPDATE

Following two-and-a-half years of good conditions for high yield investors - an environment characterized by extremely low volatility and steady income - volatility crept into the asset class over the past six months. The high yield market was off sharply in March, April and early May then rallied strongly over the last six weeks, recovering enough to provide a slight positive return for the first half of the year, as measured by the CS First Boston High Yield Index. The Fund's performance generally tracked the market's month-to-month vacillations. Several factors contributed to the see-saw performance witnessed during the first half of 2005:

- The impending downgrades of GM and Ford debt stoked fears of a potential oversupply in the high-yield market. Investors were surprised by the speed and magnitude of the ratings downgrades and worried about the ramifications for the rest of the junk bond universe.

- Hedge funds' growing participation within the asset class sparked significant volatility. As financial markets began to experience some losses, investors worried these funds might be forced to unwind aggressive positions, potentially introducing forced selling and unforeseen shocks to the market.

- Longer-term interest rates, as measured by the 10-Year Treasury, a key benchmark for valuing high yield debt, zigged and zagged dramatically in the period, even as the Fed repeatedly raised short-term rates. Movements in the 10-Year Treasury bond directly impact relative valuations in the high yield market, and investors' appetite for risk and yield. Although high-yield bonds were only marginally affected by the Fed's short-term rate hikes, the prospect of an economic slowdown precipitated a flight to quality as we approached the end of the reporting period.

- Technical factors also added some volatility. Some investors, sensing the market as overvalued, reduced high-yield holdings or rotated out of the asset class, introducing some pressure on the price of high-yield bonds.

In our last report we noted that the strong performance for high-yield bonds in 2003 and 2004 left the asset class with historically low absolute yields and limited potential for additional capital appreciation in 2005. As value conscious investors, our jobs are much tougher when the market is richly valued and offering low yields, and we have a difficult time finding attractively priced securities offering the potential for higher income. While a weaker market can be unsettling, it does at least offer the prospect that new issues will be attractively priced, allowing us the opportunity to build a more robust income stream for the fund. As the market rallied in the final six weeks of the first half, many higher quality companies issued bonds in the 6% to 6.5% range. We generally continue to regard ten year junk bonds with 6.5% coupons as unappealing for the long term. While credit trends remain positive for the vast majority of companies in the portfolio, as the last six months reminded us, volatility can surge quickly. We are paying particular attention to the potential risks brought by some high yield investors' expanded use of exotic instruments in the derivatives markets.

STRATEGY UPDATE

Our focus during the first half of 2005 revolved around purchasing fallen angels, which are bonds that were issued with high quality credit ratings, but which have been downgraded to below investment grade quality. We added to the Fund's holdings in General Motors and also initiated a meaningful position in Ford. In both cases we bought bonds issued by the companies' finance subsidiaries, General Motors Acceptance Corporation and Ford Motor Credit. We think these credits are less risky than securities issued by their respective parent companies, as they have less direct exposure to legacy liabilities including health care and pension expense. Both companies' securities traded up sharply in the final weeks of the second quarter, and it now appears that both Ford and GM's transitions from the high quality to the high yield market are proceeding smoothly, despite the sheer magnitude of debt each has outstanding.

Away from autos, our analysts researched and recommended three additional fallen angels which we purchased in the portfolio. The first company was Maytag, a well known appliance manufacturer that has suffered from high manufacturing costs versus foreign competition. Our research concluded there was ample ability for the company to refinance short term debt that had recently suffered a ratings downgrade to junk territory. The Fund also bought Bombardier, a Canadian aerospace company involved in a turnaround story with fundamental trends moving in the right direction. Finally, at quarter end we purchased a new issue from RJ Reynolds Tobacco after an extensive review of current issues related to cigarette litigation. Historically, fallen angels have often been a source of profits for high yield investors and we are constructive on the new names we have identified in the first six months of 2005.

Finally, our analysts uncovered interesting opportunities in two convertible bonds which are now in the portfolio. We bought positions in Echostar and Amazon in June, after the convertible market endured some of the same hedge fund related turbulence witnessed in the high yield market. While convertibles are not normally a priority for us, these bonds' yields compared favorably to more traditional high yield securities and were a natural extension of our research efforts in a year when new issue volume for high yield is down substantially compared with new issue volume in recent years.

OUTLOOK

Given the choppy market conditions, we were pleased the Fund has earned a positive return for the first half of 2005, albeit small in absolute terms. After enduring three months of turmoil the high yield market ended the second quarter in relative calm. We believe conditions may remain reasonably benign, at least through the historically slower summer months, with things picking up in the later part of the year. While the price adjustment that took place in the spring was necessary and beneficial in the longer term, interest rates and spreads for high yield bonds still remain low by historical standards, providing little margin for error in terms of credit selection or with respect to larger macro trends. The Fund's posture continues to favor bonds with less interest rate sensitivity and more conservative credit profiles, even if this sacrifices some performance in the short-term. We believe that in this stage of the cycle, the risks to a more aggressive stance may have begun to outweigh the rewards, and a more defensive position may help protect the gains shareholders have enjoyed while seeking to maintain the income stream.

Thank you for your continued interest in the Fund.

Sincerely,


/s/ Robert F. Birch                      /s/ Mark Vaselkiv            /s/ Paul Karpers
Robert F. Birch                          Mark Vaselkiv                Paul Karpers
President                                Vice President               Vice President
The New America High Income Fund, Inc.   T. Rowe Price Associates     T. Rowe Price Associates

THE VIEWS EXPRESSED IN THIS UPDATE ARE AS OF THE DATE OF THIS LETTER. THESE VIEWS AND ANY PORTFOLIO HOLDINGS DISCUSSED IN THE UPDATE ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. THE FUND AND THE ADVISER DISCLAIM ANY DUTY TO UPDATE THESE VIEWS, WHICH MAY NOT BE RELIED UPON AS INVESTMENT ADVICE. IN ADDITION, REFERENCES TO SPECIFIC COMPANIES' SECURITIES SHOULD NOT BE REGARDED AS INVESTMENT ADVICE.

                     The New America High Income Fund, Inc.

INDUSTRY SUMMARY                                        AS A PERCENT OF
JUNE 30, 2005 (UNAUDITED)                              TOTAL INVESTMENTS
------------------------------------------------------------------------
Telecommunications                                            11.17%
Oil and Gas                                                    7.65%
Containers, Packaging and Glass                                7.45%
Broadcasting and Entertainment                                 6.69%
Chemicals, Plastics and Rubber                                 6.52%
Hotels, Motels, Inns, and Gaming                               6.29%
Printing and Publishing                                        5.53%
Utilities                                                      5.40%
Healthcare, Education and Childcare                            5.18%
Automobile                                                     4.94%
Building and Real Estate                                       4.70%
Electronics                                                    4.09%
Mining, Steel, Iron, Non-Precious Metals                       3.65%
Aerospace and Defense                                          2.35%
Diversified/Conglomerate Service                               2.21%
Beverage, Food and Tobacco                                     2.13%
Retail Stores                                                  1.99%
Diversified/Conglomerate Manufacturing                         1.97%
Leisure, Amusement and Entertainment                           1.89%
Ecological                                                     1.52%
Personal, Food, and Misc. Services                             1.33%
Personal/Non-Durable Consumer Products                         1.16%
Furnishings, Housewares,
  Durable Consumer Products                                    0.93%
Finance                                                        0.75%
Banking                                                        0.59%
Textiles and Leather                                           0.29%
Farming and Agriculture                                        0.26%
Personal Transportation                                        0.25%
Machinery                                                      0.24%
Grocery                                                        0.19%
Cargo Transport                                                0.18%
Short Term Investments                                         0.51%
                                                             ------
   Total Investments                                         100.00%
                                                             ======

MOODY'S INVESTORS SERVICE RATINGS                       AS A PERCENT OF
JUNE 30, 2005 (UNAUDITED)                              TOTAL INVESTMENTS
------------------------------------------------------------------------
Short Term Investments                                         0.51%
                                                             ------
B1                                                            14.54%
B2                                                            26.57%
B3                                                            22.34%
                                                             ------
   Total B                                                    63.45%
                                                             ------
Ba1                                                            0.38%
Ba2                                                            7.54%
Ba3                                                           14.51%
                                                             ------
   Total Ba                                                   22.43%
                                                             ------
Baa2                                                           1.56%
Baa3                                                           0.33%
                                                             ------
   Total Baa                                                   1.89%
                                                             ------
Caa1                                                           8.70%
Caa2                                                           1.96%
Caa3                                                           0.09%
                                                             ------
   Total Caa                                                  10.75%
                                                             ------
Unrated                                                        0.63%
                                                             ------
Equity                                                         0.34%
                                                             ------
   Total Investments                                         100.00%
                                                             ======

SCHEDULE OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) (Dollar Amounts in
Thousands)

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 157.35% (d)
AEROSPACE AND DEFENSE -- 3.74%
$   850  Aviall, Inc., Senior Notes,
           7.625%, 07/01/11                                  B1       $       893
    525  BE Aerospace, Inc., Senior
           Subordinated Notes,
           8%, 03/01/08                                      Caa2             525
  1,125  BE Aerospace, Inc., Senior
           Subordinated Notes,
           8.875%, 05/01/11                                  Caa2           1,173
  1,625  GenCorp Inc., Senior
           Subordinated Notes,
           9.50%, 08/15/13                                   Caa1           1,763
    425  Moog, Inc., Senior
           Subordinated Notes,
           6.25%, 01/15/15                                   Ba3              427
    600  Sequa Corporation, Senior Notes,
           9%, 08/01/09                                      B1               660
    650  TransDigm Inc., Senior
           Subordinated Notes,
           8.375%, 07/15/11                                  B3               684
  1,500  Vought Aircraft Industries, Inc.,
           Senior Notes, 8%, 07/15/11                        B2             1,470
                                                                      -----------
                                                                            7,595
                                                                      -----------
AUTOMOBILE -- 7.84%
    950  Accuride Corp., Senior Subordinated
           Notes, 8.50%, 02/01/15                            Caa1             929
    800  ADESA, Inc., Senior Subordinated
           Notes, 7.625%, 06/15/12                           B1               812
  1,225  American Axle & Manufacturing, Inc.,
           Senior Notes, 5.25%, 02/11/14                     Baa3           1,075
    675  Autocam Corporation, Senior
           Subordinated Notes,
           10.875%, 06/15/14                                 Caa2             439
    600  Cooper Standard Automotive, Inc.,
           Senior Subordinated Notes,
           8.375%, 12/15/14                                  B3               480
    590  Cummins, Inc., Senior Notes,
           9.50%, 12/01/10                                   Ba2              652
  1,800  Ford Motor Credit Company,
           Senior Notes, 7%, 10/1/13                         Baa2           1,745
    775  Ford Motor Credit Company,
           Senior Notes, 7.375%, 10/28/09                    Baa2             763
  1,925  General Motors Acceptance
           Corporation, Senior Bonds,
           6.75%, 12/01/14                                   Baa2           1,730
$   875  General Motors Acceptance
           Corporation, Senior Bonds,
           8%, 11/01/31                                      Baa2     $       789
    500  Hawk Corporation, Senior Notes,
           8.75%, 11/01/14                                   B2               505
    675  Insurance Auto Auctions, Inc.,
           Senior Notes, 11%, 04/01/13 (g)                   Caa1             692
    275  Navistar International Corporation,
           Senior Notes,
           6.25%, 03/01/12 (g)                               Ba3              265
    525  Navistar International Corporation,
           Senior Notes, 7.50%, 06/15/11                     Ba3              536
    150  J.B. Poindexter & Co., Inc.,
           Senior Notes, 8.75%, 03/15/14                     B1               137
    900  Tenneco Automotive Inc., Senior
           Subordinated Notes,
           8.625%, 11/15/14                                  B3               905
  1,582  TRW Automotive Inc., Senior
           Notes, 9.375%, 02/15/13                           Ba3            1,756
    791  TRW Automotive Inc., Senior
           Subordinated Notes,
           11%, 02/15/13                                     B1               910
    975  Visteon Corporation,
           Senior Notes, 7%, 03/10/14                        B3               807
                                                                      -----------
                                                                           15,927
                                                                      -----------
BANKING -- .93%
    675  Dollar Financial Group, Inc.,
           Senior Notes, 9.75%, 11/15/11                     B3               695
  1,100  Global Cash Access Inc., Senior
           Subordinated Notes,
           8.75%, 03/15/12                                   Caa1           1,196
                                                                      -----------
                                                                            1,891
                                                                      -----------
BEVERAGE, FOOD AND TOBACCO -- 3.39%
    281  Agrilink Foods, Inc. , Senior
           Subordinated Notes,
           11.875%, 11/01/08                                 B3               292
    550  Alliance One International, Inc.,
           Senior Notes, 11%, 05/15/12 (g)                   B2               565
    925  B&G Foods, Inc., Senior Notes,
           8%, 10/01/11                                      B2               957
    325  Del Monte Corporation, Senior
           Subordinated Notes,
           6.75%, 02/15/15 (g)                               B2               330
    275  Del Monte Corporation, Senior
           Subordinated Notes,
           8.625%, 12/15/12                                  B2               302

   The accompanying notes are an integral part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
$   400  Dole Food Company, Inc.,
           Senior Notes 8.625%, 05/01/09                     B2       $       425
    700  Dole Food Company, Inc.,
           Senior Notes 8.875%, 03/15/11                     B2               747
  1,175  Le-Nature's, Inc., Senior
           Subordinated Notes,
           10.00%, 06/15/13 (g)                              Caa1           1,198
    400  Pierre Foods, Inc., Senior
           Subordinated Notes,
           9.875%, 07/15/12                                  B3               412
  1,100  R.J. Reynolds Tobacco
           Holdings, Inc., Senior Notes
           6.50%, 07/15/10 (g)                               Ba2            1,100
    550  Wornick Company, Senior Secured
           Notes, 10.875%, 07/15/11                          B2               558
                                                                      -----------
                                                                            6,886
                                                                      -----------
BROADCASTING AND ENTERTAINMENT -- 10.46%
    175  AMC Entertainment, Inc., Senior
           Notes, 8.625%, 08/15/12 (g)                       B2               179
    600  CCO Holdings, LLC, Senior Notes,
           7.535%, 12/15/10 (g)                              B3               582
    800  CCO Holdings, LLC, Senior Notes,
           8.75%, 11/15/13                                   B3               792
    900  Charter Communications Operating,
           LLC, Senior Secured Notes,
           8%, 04/30/12 (g)                                  B2               900
    250  Cinemark, Inc., Senior Discount
           Notes, 9.75%, 03/15/14 (b)(g)                     Caa1             166
  2,125  Cinemark, Inc., Senior Discount
           Notes, 9.75%, 03/15/14 (b)                        Caa1           1,413
     75  Cinemark USA, Inc., Senior
           Subordinated Notes,
           9%, 02/01/13                                      B3                78
    625  CSC Holdings, Inc., Senior Notes,
           6.75%, 04/15/12 (g)                               B1               586
  1,000  CSC Holdings, Inc., Senior Notes,
           7.625%, 04/01/11                                  B1               995
    850  DirectTV Holdings, LLC, Senior
           Notes, 6.375%, 06/15/15 (g)                       Ba2              845
    228  DirectTV Holdings, LLC, Senior
           Notes, 8.375%, 03/15/13                           Ba2              252
    500  EchoStar Communications
           Corporation, Convertible
           Subordinated Notes,
           5.75%, 05/15/08                                   B2               497
$ 1,475  EchoStar DBS Corporation, Senior
           Notes, 6.625%, 10/01/14                           Ba3      $     1,457
    644  EchoStar DBS Corporation, Senior
           Notes, 9.125%, 01/15/09                           Ba3              686
    225  Fisher Communications, Inc.,
           Senior Notes, 8.625%, 09/15/14                    B2               239
    850  Gray Television, Inc., Senior
           Subordinated Notes,
           9.25%, 12/15/11                                   B1               922
    375  Insight Midwest, L.P., Senior Notes,
           9.75%, 10/01/09                                   B2               389
    750  Insight Midwest, L.P., Senior Notes,
           10.50%, 11/01/10                                  B2               798
    825  Loews Cineplex Entertainment
           Corporation, Senior
           Subordinated Notes,
           9%, 08/01/14 (g)                                  B3               800
    825  Marquee Holdings, Inc., Senior
           Notes, 12%, 08/15/14 (b)                          Caa1             495
    600  Mediacom Broadband LLC, Senior
           Notes, 11%, 07/15/13                              B2               650
  2,475  Quebecor Media, Inc., Senior
           Notes, 11.125%, 07/15/11                          B2             2,747
    850  Rogers Cable Inc., Senior Secured
           Notes, 6.75%, 03/15/15                            Ba3              875
    275  Sinclair Broadcast Group, Inc.,
           Senior Subordinated Notes,
           8%, 03/15/12                                      B2               282
    825  Sinclair Broadcast Group, Inc.,
           Senior Subordinated Notes,
           8.75%, 12/15/11                                   B2               866
    825  Videotron Ltee., Senior Notes,
           6.875%, 01/15/14                                  Ba3              835
    850  Warner Music Group, Senior
           Subordinated Notes,
           7.375%, 04/15/14                                  B3               861
    300  WDAC Subsidiary Corp. Senior
           Notes, 8.375%, 12/1/14 (g)                        Caa1             287
    706  XM Satellite Radio Inc., Senior
           Secured Notes, 12%, 06/15/10                      Caa1             794
                                                                      -----------
                                                                           21,268
                                                                      -----------
BUILDING AND REAL ESTATE -- 7.45%
  1,050  ACIH Inc., Senior Discount Notes,
           11.50%, 12/15/12 (b)(g)                           Caa1             619
    850  Ainsworth Lumber Company, Ltd.,
           Senior Notes, 7.25%, 10/01/12                     B2               803

   The accompanying notes are an integral part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
$   625  B.F. Saul Real Estate Investment
           Trust, Senior Secured Notes,
           7.50%, 03/1/14                                    B3       $       648
  1,150  Building Materials Corporation of
           America, Senior Notes,
           7.75%, 08/01/14                                   B2             1,072
  1,050  Collins & Aikman Floorcoverings, Inc.,
           Senior Subordinated Notes,
           9.75%, 02/15/10                                   Caa1           1,087
    825  Hovnanian Enterprises, Inc.,
           Senior Subordinated Notes,
           7.75%, 05/15/13                                   Ba2              858
    275  Meristar Hospitality Operating,
           Senior Notes, 9%, 01/15/08                        B2               286
    525  Meristar Hospitality Operating,
           Senior Notes, 9.125%, 01/15/11                    B2               546
    775  Mobile Mini, Inc., Senior Notes,
           9.50%, 07/01/13                                   B2               864
  1,275  Norcraft Companies, L.P., Senior
           Subordinated Notes,
           9%, 11/01/11                                      B3             1,320
    325  Omega Healthcare Investors, Inc.,
           Senior Notes, 7%, 04/01/14                        B1               323
    675  RMCC Acquisition Company,
           Senior Subordinated Notes,
           9.50%, 11/01/12 (g)                               Caa1             655
    750  Texas Industries, Inc., Senior
           Notes, 7.25%, 07/15/13 (g)                        Ba3              769
    750  Texas Industries, Inc., Senior
           Notes, 10.25%, 06/15/11                           B1               869
    750  U.S. Concrete, Inc., Senior
           Subordinated Notes,
           8.375%, 04/1/14                                   B3               705
    325  Ventas Realty, Limited Partnership,
           Senior Notes, 6.75%, 06/1/10 (g)                  Ba3              337
    875  WII Components, Inc., Senior Notes,
           10%, 02/15/12                                     B2               860
    700  WCI Communities, Inc., Senior
           Subordinated Notes,
           9.125%, 05/01/12                                  Ba3              733
    975  WCI Communities, Inc., Senior
           Subordinated Notes,
           10.625%, 02/15/11                                 Ba3            1,053
    675  Williams Scotsman, Inc., Senior
           Secured Notes, 10%, 08/15/08                      B2               737
                                                                      -----------
                                                                           15,144
                                                                      -----------
CARGO TRANSPORT -- .28%
$   200  Great Lakes Dredge and Dock
           Corporation, Senior
           Subordinated Notes,
           7.75%, 12/15/13                                   Caa3     $       152
    400  TFM, S.A. de C.V., Senior Notes,
           9.375%, 05/01/12 (g)                              B2               418
                                                                      -----------
                                                                              570
                                                                      -----------
CHEMICALS, PLASTICS AND RUBBER -- 10.34%
    525  ARCO Chemical Company, Senior
           Debentures, 10.25%, 11/01/10                      B1               575
    300  ARCO Chemical Company, Senior
           Notes, 9.80%, 02/01/20                            B1               336
    990  BCP Caylux Holdings Luxembourg
           S.C.A., Senior Subordinated
           Notes, 9.625%, 06/15/14                           B3             1,109
    675  Borden Chemical, Inc., Senior
           Secured Notes, 9%, 07/15/14 (g)                   B3               685
  1,650  Compass Minerals Group, Inc.,
           Senior Subordinated Notes,
           10%, 08/15/11                                     B3             1,798
  1,792  Crystal US Holdings 3 LLC, Senior
           Discount Notes,
           10.50%, 10/01/14 (b)                              Caa2           1,259
    274  Crystal US Holdings 3 LLC, Senior
           Discount Notes,
           10%, 10/01/14 (b)                                 Caa2             194
    375  EquiStar Chemicals PL Funding,
           Senior Notes, 8.75%, 02/15/09                     B2               396
    475  Ethyl Corporation, Senior Notes,
           8.875%, 05/01/10                                  B2               494
    425  Freeport McMoran Resources,
           Senior Notes, 7%, 02/15/08                        Ba3              430
    600  Huntsman International LLC,
           Senior Notes, 9.875%, 03/01/09                    B2               642
    959  Huntsman LLC, Senior Secured
           Notes, 11.625%, 10/15/10                          B1             1,124
  2,050  Invista, Units,
           9.25%, 05/01/12 (g)                               B1             2,242
  1,375  KI Holdings, Inc., Senior Discount
           Notes, 9.875%, 11/15/14 (b)(g)                    Caa2             811
     75  KI Holdings, Inc., Senior Discount
           Notes, 9.875%, 11/15/14 (b)                       Caa2              44
  1,250  Koppers Inc., Senior Secured
           Notes, 9.875%, 10/15/13                           B2             1,356

   The accompanying notes are an integral part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
$   400  Lyondell Chemical Company,
           Senior Secured Notes,
           9.50%, 12/15/08                                   B1       $       427
    600  Lyondell Chemical Company,
           Senior Secured Notes,
           9.625%, 05/01/07                                  B1               640
    625  Lyondell Chemical Company,
           Senior Secured Notes,
           10.50%, 06/1/13                                   B1               716
    200  Lyondell Chemical Company,
           Senior Secured Notes,
           11.125%, 07/15/12                                 B1               226
    525  PolyOne Corporation, Senior Notes,
           10.625%, 05/15/10                                 B3               556
    825  Resolution Performance Products,
           LLC, Senior Secured Notes,
           9.50%, 04/15/10                                   B3               850
  1,825  Rhodia S.A., Senior Notes,
           10.25%, 06/01/10                                  B3             1,957
  1,150  Rockwood Specialties Group, Inc.,
           Senior Subordinated Notes,
           10.625%, 05/15/11                                 B3             1,268
    200  VWR International, Inc., Senior
           Notes, 6.875%, 04/15/12                           B3               198
    725  VWR International, Inc., Senior
           Subordinated Notes,
           8%, 04/15/14                                      Caa1             692
                                                                      -----------
                                                                           21,025
                                                                      -----------
CONTAINERS, PACKAGING AND GLASS -- 11.83%
    625  AEP Industries, Inc., Senior Notes,
           7.875%, 03/15/13 (g)                              B2               625
    950  Ball Corporation, Senior Notes,
           6.875%, 12/15/12                                  Ba2            1,000
    950  Boise Cascade, LLC, Senior
           Subordinated, Notes,
           7.125%, 10/15/14 (g)                              B2               933
    775  BWAY Corporation, Senior
           Subordinated Notes,
           10%, 10/15/10                                     B3               810
  1,300  Crown European Holdings, S.A.,
           Senior Secured Notes,
           9.50%, 03/01/11                                   B1             1,440
$   650  Crown European Holdings, S.A.,
           Senior Secured Notes,
           10.875%, 03/01/13                                 B2       $       767
    500  Georgia-Pacific Corporation, Senior
           Notes, 8.875%, 02/01/10                           Ba2              567
  2,075  Georgia-Pacific Corporation, Senior
           Notes, 9.375%, 02/01/13                           Ba2            2,360
    675  Graham Packaging Company, L.P.,
           Senior Notes, 8.50%, 10/15/12 (g)                 Caa1             687
    450  Graphic Packaging International Inc.,
           Senior Notes, 8.50%, 08/15/11                     B2               460
    325  Graphic Packaging International Inc.,
           Senior Subordinated, Notes,
           9.50%, 08/15/13                                   B3               328
    350  Greif Brothers Corporation,
           Senior Subordinated Notes,
           8.875%, 08/1/12                                   B1               375
    850  Jefferson Smurfit Corporation, (U.S.)
           Senior Notes, 7.50%, 06/01/13                     B2               812
    900  Jefferson Smurfit Corporation, (U.S.)
           Senior Notes, 8.25%, 10/01/12                     B2               907
    800  JSG Funding, PLC, Senior
           Subordinated Notes,
           7.75%, 04/01/15 (g)                               Caa1             656
  1,425  Longview Fibre Company, Senior
           Subordinated Notes,
           10%, 01/15/09                                     B2             1,518
  1,410  MDP Acquisitions Plc, Senior
           Notes, 9.625%, 10/01/12                           B3             1,403
    275  NewPage Corporation,
           Senior Secured Notes,
           9.46% , 05/01/12 (g)                              B3               276
    675  NewPage Corporation,
           Senior Secured Notes,
           10%, 05/01/12 (g)                                 B3               680
    325  NewPage Corporation,
           Senior Subordinated Notes,
           12%, 05/01/13 (g)                                 Caa2             323
    825  Norske Skog Canada Ltd., Senior
           Notes 7.375%, 03/1/14                             Ba3              809
    475  Owens-Brockway Glass Container,
           Inc., Senior Notes,
           8.25%, 05/15/13                                   B2               515
    450  Owens-Brockway Glass Container,
           Inc., Senior Secured Notes,
           7.75%, 05/15/11                                   B1               482

   The accompanying notes are an integral part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
$   725  Owens-Brockway Glass Container,
           Inc., Senior Secured Notes,
           8.75%, 11/15/12                                   B1       $       799
  1,225  Owens-Brockway Glass Container,
           Inc., Senior Secured Notes,
           8.875%, 02/15/09                                  B1             1,302
  1,550  Plastipak Holdings, Inc., Senior
           Notes, 10.75%, 09/01/11                           B3             1,709
    375  Silgan Holdings Inc., Senior
           Subordinated Notes,
           6.75%, 11/15/13                                   B1               383
    450  Solo Cup Company, Senior
           Subordinated Notes,
           8.50%, 02/15/14                                   B3               421
    100  Stone Container Corporation,
           Senior Notes, 9.75%, 02/01/11                     B2               106
    625  Stone Container Finance Company
           of Canada, Senior Notes,
           7.375%, 07/15/14                                  B2               587
                                                                      -----------
                                                                           24,040
                                                                      -----------
DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 3.12%
    850  Aearo Company, Senior
           Subordinated Notes,
           8.25%, 04/15/12                                   B3               850
    625  Bombardier, Inc., Senior Notes,
           6.30%, 05/1/14 (g)                                Ba2              558
  1,175  Bombardier, Inc., Senior Notes,
           6.75%, 05/01/12 (g)                               Ba2            1,110
    850  Case New Holland Inc., Senior
           Notes, 9.25%, 08/01/11 (g)                        Ba3              899
    500  Columbus McKinnon Corporation,
           Senior Subordinated Notes,
           8.50%, 04/01/08                                   Caa1             498
    550  Manitowoc Company, Inc., Senior
           Notes, 7.125%, 11/01/13                           B1               571
  1,700  Rexnord Corp., Senior
           Subordinated Notes,
           10.125%, 12/15/12                                 B3             1,861
                                                                      -----------
                                                                            6,347
                                                                      -----------
DIVERSIFIED/CONGLOMERATE SERVICE -- 3.50%
  1,475  Brand Services, Inc., Senior
           Subordinated Notes,
           12%, 10/15/12                                     Caa1           1,578
$ 1,225  Brickman Group, LTD, Senior
           Subordinated Notes,
           11.75%, 12/15/09                                  B2       $     1,390
    864  Coinmach Corporation, Senior
           Notes, 9%, 02/01/10                               B3               890
  1,525  National Waterworks, Inc., Senior
           Subordinated Notes,
           10.50%, 12/01/12                                  B3             1,719
    625  NationsRent Companies, Inc.,
           Senior Notes, 9.50%, 10/15/10                     B2               675
    850  Sunstate Equipment Co, LLC,
           Senior Secured Notes,
           10.50%, 04/01/13 (g)                              B3               871
                                                                      -----------
                                                                            7,123
                                                                      -----------
ECOLOGICAL -- 2.42%
  1,575  Allied Waste North America, Inc.,
           Senior Secured Notes,
           7.875%, 04/15/13                                  B2             1,603
    925  Allied Waste North America, Inc.,
           Senior Secured Notes,
           8.875%, 04/01/08                                  B2               967
    100  Allied Waste North America, Inc.,
           Senior Secured Notes,
           9.25%, 09/01/12                                   B2               107
  2,075  Casella Waste Systems, Inc.,
           Senior Subordinated Notes,
           9.75%, 02/01/13                                   B3             2,241
                                                                      -----------
                                                                            4,918
                                                                      -----------
ELECTRONICS -- 6.49%
    125  Activant Solutions, Inc., Senior
           Notes, 9.09%, 04/01/10 (g)                        B2               131
    150  Amkor Technology, Inc., Senior
           Notes, 7.75%, 05/15/13                            B3               127
    375  Amkor Technology, Inc., Senior
           Notes, 9.25%, 02/15/08                            B3               356
    825  Celestica, Inc., Senior
           Subordinated Notes,
           7.875%, 07/01/11                                  B2               850
    200  Coleman Cable, Inc., Senior Notes,
           9.875%, 10/01/12 (g)                              B3               178
    850  Flextronics International, Inc.,
           Senior Subordinated Notes,
           6.25%, 11/15/14                                   Ba2              850

   The accompanying notes are an integral part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
$   650  Freescale Semiconductor, Inc.,
           Senior Notes, 6.875%, 07/15/11                    Ba2      $       691
    925  Freescale Semiconductor, Inc.,
           Senior Notes, 7.125%, 07/15/14                    Ba2              992
    625  General Cable Corporation, Senior
           Notes, 9.50%, 11/15/10                            B2               666
    400  Hynix Semiconductor, Inc., Senior
           Notes, 9.875%, 07/01/12 (g)                       B1               400
    825  Invensys plc, Senior Notes,
           9.875%, 03/15/11 (g)                              B3               804
    450  MagnaChip Semiconductor S.A.,
           Senior Secured Notes,
           6.875%, 12/15/11 (g)                              Ba3              443
    375  New Asat Finance LLC, Senior
           Notes 9.25%, 02/01/11                             B3               319
    150  Sanmina-SCI Corporation, Senior
           Secured Notes,
           10.375%, 01/15/10                                 Ba2              167
    725  Sanmina-SCI Corporation,
           Senior Subordinated Notes,
           6.75%, 03/01/13 (g)                               B1               692
    525  Semiconductor Note Participation
           Trust, 10%, 08/04/11(g)                           (e)              787
    350  STATS ChipPAC Ltd., Senior Notes,
           6.75%, 11/15/11                                   Ba2              332
    875  Stratus Technologies, Inc., Senior
           Notes, 10.375%, 12/01/08                          B3               849
    775  Superior Essex Communications
           LLC, Senior Notes, 9%, 04/15/12                   B3               771
    800  Telex Communications, Inc.,
           Senior Secured Notes,
           11.50%, 10/15/08                                  B3               854
  1,050  UGS Corp., Senior Subordinated
           Notes, 10%, 06/01/12                              B3             1,176
    375  Xerox Corp., Senior Notes,
           7.20%, 04/01/16                                   Ba2              408
    325  Xerox Corp., Senior Notes,
           7.625%, 06/15/13                                  Ba2              350
                                                                      -----------
                                                                           13,193
                                                                      -----------
FARMING AND AGRICULTURE -- .41%
    150  IMC Global Inc., Senior Notes,
           10.875%, 06/01/08                                 Ba3              169
    125  IMC Global Inc., Senior Notes,
           10.875%, 08/01/13                                 Ba3              147
$   100  IMC Global Inc., Senior Notes,
           11.25%, 06/01/11                                  Ba3      $       111
    397  United Agri Products, Inc., Senior
           Notes, 8.25%, 12/15/11                            B1               411
                                                                      -----------
                                                                              838
                                                                      -----------
FINANCE -- 1.19%
  2,300  E*TRADE Financial Corp., Senior
           Notes, 8%, 06/15/11                               B1             2,427
                                                                      -----------
FURNISHINGS, HOUSEWARES, DURABLE CONSUMER PRODUCTS -- 1.48%
    600  MAAX Corporation, Senior
           Subordinated Notes,
           9.75%, 06/15/12                                   B3               531
  1,000  Maytag Corporation, Senior Notes,
           6.875%, 12/01/06                                  Ba2            1,020
  1,050  Sealy Mattress Company, Senior
           Subordinated Notes,
           8.25%, 06/15/14                                   B3             1,058
    875  Simmons Company, Senior Discount
           Notes, 10%, 12/15/14 (b)(g)                       Caa2             407
                                                                      -----------
                                                                            3,016
                                                                      -----------
GROCERY -- .30%
    625  Pathmark Stores, Inc., Senior
           Subordinated Notes,
           8.75%, 02/01/12                                   Caa1             614
                                                                      -----------
HEALTHCARE, EDUCATION AND CHILDCARE -- 8.23%
    875  AmerisourceBergen Corporation,
           Senior Notes, 8.125%, 09/01/08                    Ba2              950
    700  Biovail Corporation, Senior
           Subordinated Notes,
           7.875%, 04/01/10                                  B2               718
    375  Community Health Systems, Inc.,
           Senior Subordinated Notes,
           6.50%, 12/15/12                                   B3               377
  1,425  Concentra Operating Corporation,
           Senior Subordinated Notes,
           9.50%, 08/15/10                                   B3             1,514
    325  Davita, Inc., Senior Notes,
           6.625%, 03/15/13 (g)                              B2               336
    825  Davita, Inc., Senior Subordinated
           Notes, 7.25%, 03/15/15 (g)                        B3               848
    825  Fisher Scientific International Inc.,
           Senior Subordinated Notes,
           6.125%, 07/01/15 (g)                              Ba3              825
    575  Fresenius Medical Care Capital
           Trust IV, 7.875%, 06/15/11                        B1               620

   The accompanying notes are an integral part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
$ 1,125  Genesis Healthcare Corporation,
           Senior Subordinated Notes,
           8%, 10/15/13                                      B3       $     1,221
    875  HCA Inc., Senior Notes,
           6.375%, 01/15/15                                  Ba2              909
  1,275  HCA Inc., Senior Notes,
           8.75%, 09/1/10                                    Ba2            1,453
    350  MedQuest, Inc., Senior Subordinated
           Notes, 11.875%, 08/15/12                          Caa1             331
  1,175  Omnicare, Inc., Senior Subordinated
           Notes, 8.125%, 03/15/11                           Ba2            1,241
  1,125  Quintiles Transnational Corp.,
           Senior Subordinated Notes,
           10%, 10/01/13                                     B3             1,240
    450  Tenet Healthcare Corporation,
           Senior Notes, 6.50%, 06/01/12                     B3               429
    300  Tenet Healthcare Corporation,
           Senior Notes, 7.375%, 02/01/13                    B3               298
    175  Tenet Healthcare Corporation,
           Senior Notes, 9.875%, 07/01/14                    B3               188
  1,300  Triad Hospitals, Inc., Senior
           Subordinated Notes,
           7%, 11/15/13                                      B3             1,339
    775  US Oncology, Inc., Senior Notes,
           9%, 08/15/12                                      B2               829
    525  Vanguard Health Holding Company II,
           LLC, Senior Subordinated Notes,
           9%, 10/01/14                                      Caa1             568
    500  Warner Chilcott Corporation,
           Senior Subordinated Notes,
           8.75%, 02/01/15 (g)                               Caa1             486
                                                                      -----------
                                                                           16,720
                                                                      -----------
HOTELS, MOTELS, INNS AND GAMING -- 9.98%
  1,225  American Casino & Entertainment
           Properties LLC, Senior Secured
           Notes, 7.85%, 02/01/12                            B2             1,302
  1,000  Ameristar Casinos, Inc., Senior
           Subordinated Notes,
           10.75%, 02/15/09                                  B2             1,088
    450  Argosy Gaming Company, Senior
           Subordinated Notes,
           7%, 01/15/14                                      B1               498
     75  Argosy Gaming Company, Senior
           Subordinated Notes,
           9%, 09/01/11                                      Ba3               82
$ 1,000  Boyd Gaming Corporation, Senior
           Subordinated Notes,
           6.75%, 04/15/14                                   B1       $     1,025
    100  Boyd Gaming Corporation, Senior
           Subordinated Notes,
           7.75%, 12/15/12                                   B1               107
     25  Boyd Gaming Corporation, Senior
           Subordinated Notes,
           8.75%, 04/15/12                                   B1                27
    700  Herbst Gaming, Inc., Senior
           Subordinated Notes,
           7%, 11/15/14                                      B3               704
    100  Host Marriott, L.P., Senior Notes,
           6.375%, 03/15/15 (g)                              Ba3               99
    740  Host Marriott, L.P., Senior Notes,
           9.50%, 01/15/07                                   Ba3              786
    525  Isle of Capri Casinos, Inc., Senior
           Subordinated Notes,
           7%, 03/01/14                                      B2               529
  1,625  John Q. Hammons Hotels, LP,
           First Mortgage Notes,
           8.875%, 05/15/12                                  B2             1,779
  1,775  La Quinta Properties, Inc.,
           Senior Notes, 8.875%, 03/15/11                    Ba3            1,921
    175  Las Vegas Sands Corporation,
           Senior Notes,
           6.375%, 02/15/15 (g)                              B2               170
    600  Mandalay Resort Group, Senior
           Subordinated Notes,
           10.25%, 08/01/07                                  Ba3              660
    825  MGM MIRAGE, Senior Notes,
           9.75%, 06/01/07                                   Ba3              891
  1,500  MGM MIRAGE, Senior Secured
           Notes, 8.50%, 09/15/10                            Ba2            1,658
    650  Mohegan Tribal Gaming Authority,
           Senior Notes,
           6.125%, 02/15/13 (g)                              Ba2              656
    575  Mohegan Tribal Gaming Authority,
           Senior Subordinated Notes,
           6.875%, 02/15/15 (g)                              Ba3              589
  1,100  Mohegan Tribal Gaming Authority,
           Senior Subordinated Notes,
           8%, 04/01/12                                      Ba3            1,169
     75  Penn National Gaming, Inc.,
           Senior Subordinated Notes,
           6.75%, 03/1/15 (g)                                B3                75

   The accompanying notes are an integral part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
$   650  Poster Financial group, Inc., Senior
           Notes, 8.75%, 12/01/11                            B2       $       661
     75  Resorts International Hotel and
           Casino, Inc., Senior Notes,
           11.50%, 03/15/09                                  B2                85
    650  Seneca Gaming Corporation,
           Senior Notes,
           7.25%, 05/01/12 (g)                               B1               672
    525  Station Casinos, Inc., Senior Notes,
           6%, 04/01/12                                      Ba3              538
    125  Station Casinos, Inc., Senior
           Subordinated Notes,
           6.50%, 02/01/14                                   B1               128
    600  Station Casinos, Inc., Senior
           Subordinated Notes,
           6.875%, 03/01/16                                  B1               618
    550  Station Casinos, Inc., Senior
           Subordinated Notes,
           6.875%, 03/01/16 (g)                              B1               567
    600  Trump Entertainment
           ResortsHoldings, L.P., Senior
           Secured Notes, 8.50%, 06/01/15                    Caa1             585
    625  Wynn Las Vegas, LLC, Senior
           Secured Notes,
           6.625%, 12/01/14 (g)                              B2               606
                                                                      -----------
                                                                           20,275
                                                                      -----------
LEISURE, AMUSEMENT AND ENTERTAINMENT -- 3.00%
    800  AMF Bowling Worldwide, Inc. Senior
           Subordinated Notes,
           10%, 03/01/10                                     B3               808
    575  Equinox Holdings, Inc., Senior
           Notes, 9%, 12/15/09                               B3               594
    775  K2 Inc., Senior Notes,
           7.375%, 07/01/14                                  Ba3              814
    325  Six Flags Inc., Senior Notes,
           8.875%, 02/01/10                                  Caa1             314
    175  Six Flags Inc., Senior Notes,
           9.75%, 04/15/13                                   Caa1             165
    800  Town Sports International, Inc.,
           Senior Notes, 9.625%, 04/15/11                    B2               820
  1,450  Universal City Development
           Partners, Ltd., Senior Notes,
           11.75%, 04/01/10                                  B2             1,664
$   225  Universal City Florida Holding Co.,
           Senior Notes, 7.96%, 05/1/10                      B3       $       234
    650  Universal City Florida Holding Co.,
           Senior Notes, 8.375%, 05/1/10                     B3               678
                                                                      -----------
                                                                            6,091
                                                                      -----------
MACHINERY -- .38%
    747  JLG Industries, Inc., Senior
           Subordinated Notes,
           8.375%, 06/15/12                                  B3               781
                                                                      -----------
MINING, STEEL, IRON AND NON-PRECIOUS METALS -- 5.80%
    475  Aleris International, Inc., Senior
           Notes, 9%, 11/15/14                               (e)              494
     75  Algoma Steel Inc., Secured Notes,
           11%, 12/31/09                                     (e)               82
    825  Alpha Natural Resources, LLC,
           Senior Notes, 10%, 06/01/12 (g)                   B3               908
    450  Century Aluminum Company,
           Senior Notes, 7.50%, 08/15/14                     B1               448
  1,525  Earle M. Jorgensen Company,
           Senior Secured Notes,
           9.75%, 06/01/12                                   B2             1,636
    825  Foundation PA Coal Company,
           Senior Notes, 7.25%, 08/01/14                     B1               866
    750  Gerdau Ameristeel Corporation,
           Senior Notes, 10.375%, 07/15/11                   Ba3              817
    675  James River Coal Company,
           Senior Notes, 9.375%, 06/1/12                     B3               692
    725  Luscar Coal Ltd., Senior Notes,
           9.75%, 10/15/11                                   Ba3              794
    675  Massey Energy Company, Senior
           Notes, 6.625%, 11/15/10                           Ba3              697
    500  Neenah Foundry Company, Senior
           Secured Notes, 11%, 09/30/10 (g)                  B2               541
    825  Novelis, Inc., Senior Notes,
           7.25%, 02/15/15 (g)                               B1               827
  2,000  Peabody Energy Corporation,
           Senior Notes, 6.875%, 03/15/13                    Ba3            2,130
    850  Valmont Industries, Inc., Senior
           Subordinated Notes,
           6.875%, 05/01/14                                  Ba3              856
                                                                      -----------
                                                                           11,788
                                                                      -----------
OIL AND GAS -- 12.14%
  2,500  AmeriGas Partners, L.P., Senior
           Notes, 7.25%, 05/20/15 (g)                        B2             2,575

   The accompanying notes are an integral part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
$   450  Chesapeake Energy Corporation,
           Senior Notes,
           6.375%, 06/15/15 (g)                              Ba3      $       460
  1,425  Chesapeake Energy Corporation,
           Senior Notes,
           6.625%, 01/15/16 (g)                              Ba3            1,471
    175  Chesapeake Energy Corporation,
           Senior Notes, 7%, 08/15/14                        Ba3              186
    125  Compton Petroleum Corporation,
           Senior Notes, 9.90%, 05/15/09                     B2               131
    750  Denbury Resources, Inc., Senior
           Subordinated Notes,
           7.50%, 04/01/13                                   B2               780
    325  Dresser-Rand Group Inc., Senior
           Subordinated Notes,
           7.375%, 11/01/14 (g)                              B3               338
    400  El Paso Production Holding Co.,
           Senior Notes 7.75%, 06/01/13                      B3               428
    150  Encore Acquisition Company,
           Senior Subordinated Notes,
           8.375%, 06/15/12                                  B2               163
  1,725  Ferrellgas Partners L.P., Senior
           Notes, 8.75%, 06/15/12                            B2             1,725
    200  Grant Prideco, Inc., Senior Notes
           9%, 12/15/09                                      Ba3              219
  1,050  Hanover Equipment Trust, Senior
           Secured Notes, 8.75%, 09/01/11                    B2             1,110
    800  Inergy, L.P., Senior Notes,
           6.875%, 12/15/14 (g)                              B1               782
    650  Magnum Hunter Resources, Inc.,
           Senior Notes, 9.60%, 03/15/12                     B2               722
    200  Northwest Pipeline Corporation,
           Senior Notes, 8.125%, 03/01/10                    Ba2              217
    625  Ocean Rig Norway AS, Senior
           Secured Notes,
           8.375%, 07/01/13 (g)                              B3               634
    130  Parker Drilling Company, Senior
           Notes, 10.125%, 11/15/09                          B2               137
  1,025  Petroleum Geo-Services ASA,
           Senior Notes, 10%, 11/05/10                       Ba3            1,151
    950  Petroleum Helicopters, Inc., Senior
           Notes, 9.375%, 05/01/09                           B1             1,002
    775  Plains Exploration & Production Co.,
           L.P., Senior Subordinated Notes,
           8.75%, 07/01/12                                   Ba3              841
$   600  Pride International, Inc., Senior
           Notes, 7.375%, 07/15/14                           Ba2      $       656
    225  Range Resources Corporation,
           Senior Subordinated
           6.375%, 03/15/15                                  B3               224
    500  Range Resources Corporation,
           Senior Subordinated Notes,
           7.375%, 07/15/13                                  B3               532
    375  Southern Natural Gas Company,
           Senior Notes, 8.875%, 03/15/10                    B1               412
  1,100  Stone Energy Corporation, Senior
           Subordinated Notes,
           8.25%, 12/15/11                                   B2             1,155
    500  Swift Energy Company, Senior
           Notes, 7.625%, 07/15/11                           B1               516
    925  Universal Compression, Inc., Senior
           Notes, 7.25%, 05/15/10                            Ba3              964
    675  Whiting Petroleum Corporation,
           Senior Subordinated Notes,
           7.25%, 05/1/13                                    B2               692
    175  Williams Companies, Inc., Senior
           Notes, 7.625%, 07/15/19                           B1               197
  3,725  Williams Companies, Inc., Senior
           Notes, 8.125%, 03/15/12                           B1             4,265
                                                                      -----------
                                                                           24,685
                                                                      -----------
PERSONAL, FOOD AND MISCELLANEOUS SERVICES -- 2.12%
    650  El Pollo Loco, Inc., Senior Secured
           Notes, 9.25%, 12/15/09                            B2               692
    608  FTD, Inc., Senior Subordinated
           Notes, 7.75%, 02/15/14                            B3               593
    700  Landry's Restaurants, Inc., Senior
           Notes, 7.50%, 12/15/14                            B2               679
    850  O'Charleys, Inc., Senior
           Subordinated Notes,
           9%, 11/01/13                                      Ba3              918
    250  Perkins Family Restaurants, L.P.,
           Senior Notes,
           10.125%, 12/15/07                                 B1               251
    150  Real Mex Restaurants, Inc., Senior
           Notes, 10.00%, 04/01/10                           B2               158
  1,125  Worldspan, L.P., Senior Notes,
           9.518%, 02/15/11(g)                               B3             1,015
                                                                      -----------
                                                                            4,306
                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
PERSONAL NON-DURABLE CONSUMER PRODUCTS -- 1.84%
$ 1,050  American Achievement Corporation,
           Senior Subordinated Notes,
           8.25%, 04/01/12                                   B3       $     1,061
    575  Chattem, Inc., Senior Subordinated
           Notes, 7%, 03/01/14                               B2               592
    325  Church & Dwight Company, Inc.,
           Senior Subordinated Notes,
           6%, 12/15/12                                      Ba3              328
  1,675  Rayovac Corporation, Senior
           Subordinated Notes,
           8.50%, 10/01/13                                   B3             1,750
                                                                      -----------
                                                                            3,731
                                                                      -----------
PERSONAL TRANSPORTATION -- .39%
    800  CHC Helicopter Corporation, Senior
           Subordinated Notes,
           7.375%, 05/01/14                                  B2               798
                                                                      -----------
PRINTING AND PUBLISHING -- 8.77%
    450  Advanstar Communications Inc.,
           Senior Notes, 10.75%, 08/15/10                    B3               492
    425  Advanstar Communications Inc.,
           Senior Subordinated Notes,
           12%, 02/15/11                                     Caa2             453
    675  Advanstar Inc., Senior Discount
           Debentures, 15%, 10/15/11 (b)                     (e)              668
    850  Affinity Group Inc., Senior
           Subordinated Notes,
           9%, 02/15/12                                      B3               852
    350  Affinity Group Inc., Senior
           Subordinated Notes,
           10.875%, 02/15/12                                 Caa1             336
  1,878  CanWest Media, Inc., Senior
           Subordinated Notes,
           8%, 09/15/12                                      B2             1,981
    950  CanWest Media, Inc., Senior
           Subordinated Notes,
           10.625%, 05/15/11                                 B2             1,040
    635  Cenveo Corporation, Senior Notes,
           9.625%, 03/15/12                                  B1               689
  1,137  Dex Media East LLC, Senior
           Subordinated Notes,
           12.125%, 11/15/12                                 B2             1,362
    825  Dex Media West LLC, Senior Notes,
           8.50%, 08/15/10                                   B1               903
$ 1,685  Dex Media West LLC, Senior
           Subordinated Notes,
           9.875%, 08/15/13                                  B2       $     1,929
    475  Haights Cross Communications
           Operating Company, Senior
           Notes, 11.75%, 08/15/11                           Caa1             520
600Houghton Mifflin Company, Senior
           Notes, 8.25%, 02/01/11                            B3               621
    475  Houghton Mifflin Company, Senior
           Subordinated Notes,
           9.875%, 02/01/13                                  Caa1             511
    950  Jostens Intermediate Holding Corp.,
           Senior Subordinated Notes,
           7.625%, 10/1/12                                   B3               931
    225  MediaNews Group, Inc., Senior
           Subordinated Notes,
           6.375%, 04/1/14                                   B2               215
    400  MediaNews Group, Inc., Senior
           Subordinated Notes,
           6.875%, 10/1/13                                   B2               398
    675  Morris Publishing Group, LLC,
           Senior Subordinated Notes,
           7%, 08/01/13                                      Ba3              658
  2,095  R.H. Donnelley Inc., Senior
           Subordinated Notes,
           10.875%, 12/15/12                                 B2             2,441
    350  Vertis, Inc., Senior Notes,
           10.875%, 06/15/09                                 Caa1             333
    475  Vertis, Inc., Senior Secured Notes,
           9.75%, 04/01/09                                   B3               494
                                                                      -----------
                                                                           17,827
                                                                      -----------
RETAIL STORES -- 3.16%
    525  Alimentation Couche-Tard, Inc.,
           Senior Subordinated Notes,
           7.50%, 12/15/13                                   Ba3              555
    618  Amazon.com, Inc., Convertible
           Subordinated Notes,
           4.75%, 02/01/09                                   B3               592
    525  Gregg Appliances, Inc., Senior
           Notes, 9%, 02/01/13 (g)                           B2               494
    975  Jean Coutu Group, Inc., Senior
           Notes, 7.625%, 08/01/12                           B2             1,007
  1,000  Jean Coutu Group, Inc., Senior
           Subordinated Notes,
           8.50%, 08/01/14                                   B3               983

   The accompanying notes are an integral part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
$ 1,150  Leslie's Poolmart, Inc., Senior
           Notes, 7.75%, 02/01/13                            B2       $     1,162
    800  Movie Gallery, Inc., Senior Notes,
           11%, 05/01/12 (g)                                 B2               840
    850  Nebraska Book Company, Inc.,
           Senior Subordinated Notes,
           8.625%, 03/15/12                                  Caa1             793
                                                                      -----------
                                                                            6,426
                                                                      -----------
TELECOMMUNICATIONS -- 17.73%
  1,872  Alamosa (Delaware), Inc., Senior
           Notes, 11%, 07/31/10                              Caa1           2,106
    800  American Tower Corporation, Senior
           Notes, 7.125%, 10/15/12                           B3               842
    125  American Tower Corporation, Senior
           Notes, 7.50%, 05/01/12                            B3               133
    150  American Tower Corporation, Senior
           Subordinated Notes,
           7.25%, 12/01/11                                   B2               158
  1,050  AT&T Corporation, Senior Notes,
           9.05%, 11/15/11                                   Ba1            1,210
  1,000  Call-Net Enterprises Inc., Senior
           Secured Notes
           10.625%, 12/31/08                                 B3             1,075
    875  Centennial Communications Corp.,
           Senior Notes, 8.125%, 02/01/14                    B3               930
    350  Centennial Communications Corp.,
           Senior Notes, 10.125%, 06/15/13                   B3               395
  1,025  Eircom Funding plc, Senior
           Subordinated Notes,
           8.25%, 08/15/13                                   B1             1,112
    425  Horizon PCS, Inc., Senior Notes,
           11.375%, 07/15/12                                 B2               474
    275  Inmarsat Finance, plc, Senior
           Notes, 7.625%, 06/30/12                           B2               291
  1,425  Intelsat, Ltd., Senior Notes,
           7.805%, 01/15/12 (g)                              B2             1,450
    950  IPC Information Systems, Inc.,
           Senior Subordinated Notes,
           11.50%, 12/15/09                                  B3             1,024
    450  iPCS Escrow Company, Senior
           Notes, 11.50%, 05/01/12                           B3               505
    850  Leucadia National Corporation,
           Senior Notes, 7%, 08/15/13                        Ba2              853
    975  MCI, Inc., Senior Notes,
           7.688%, 05/01/09                                  B2             1,014
$ 3,075  NEXTEL Communications, Inc.,
           Senior Notes, 6.875%, 10/31/13                    Ba3      $     3,290
  2,875  NEXTEL Communications, Inc.,
           Senior Notes, 7.375%, 08/01/15                    Ba3            3,105
    725  Nextel Partners, Inc., Senior
           Notes, 8.125%, 07/01/11                           Ba3              788
    924  PanAmSat Corporation, Senior
           Notes, 9%, 08/15/14                               B1             1,007
    100  PanAmSat Holdco, Senior Discount
           Notes, 10.375%, 11/01/14 (b)                      B3                69
    750  Primus Telecommunications
           Holding, Inc., Senior Notes,
           8%, 01/15/14                                      Caa1             398
    125  Primus Telecommunications
           Holding, Inc., Senior Notes,
           12.75%, 10/15/09                                  Caa3              52
    700  Qwest Communications
           International, Inc., Senior Notes,
           7.50%, 02/15/14 (g)                               B3               658
    825  Qwest Corporation
           6.671%, 06/15/13 (g)                              Ba3              842
  2,197  Qwest Services Corp., Senior
           Subordinated Notes,
           13.50%, 12/15/10                                  Caa1           2,538
    375  Rogers Wireless Inc., Senior
           Secured Notes, 7.50%, 03/15/15                    Ba3              407
  2,400  Rogers Wireless Inc., Senior
           Secured Notes, 8%, 12/15/12                       B2             2,580
  1,000  Rogers Wireless Inc., Senior
           Secured Notes,
           9.625%, 05/01/11                                  Ba3            1,175
    875  Time Warner Telecom, Inc., Senior
           Notes, 10.125%, 02/01/11                          B3               877
    875  Time Warner Telecom, LLC, Senior
           Notes, 9.75%, 07/15/08                            B3               879
  1,025  TSI Telecommunications Services,
           Inc., Senior Subordinated Notes,
           12.75%, 02/01/09                                  B2             1,122
    800  UbiquiTel Operating Co., Senior
           Notes, 9.875%, 03/01/11                           Caa1             870
    625  US LEC Corporation, Senior
           Notes, 11.89%, 10/01/09                           B3               633
  1,050  US Unwired Inc., Senior Secured
           Notes, 10%, 06/15/12                              Caa1           1,166
                                                                      -----------
                                                                           36,028
                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

                                                           MOODY'S
PRINCIPAL                                                   RATING      VALUE
AMOUNT/UNITS                                             (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
TEXTILES AND LEATHER -- .46%
$   100  Interface, Inc., Senior Subordinated
           Notes, 9.50%, 02/01/14                            Caa3     $       101
    850  Rafaella Apparel Group, Inc., Senior
           Secured, 11.25%, 06/15/11(g)                      B2               822
                                                                      -----------
                                                                              923
                                                                      -----------
UTILITIES -- 8.18%
    350  The AES Corporation, Senior Notes,
           7.75%, 03/01/14                                   B1               379
    725  The AES Corporation, Senior Notes,
           9.375%, 09/15/10                                  B1               819
  1,700  The AES Corporation, Senior
           Secured Notes, 9%, 05/15/15 (g)                   Ba3            1,904
  1,050  Allegheny Energy Supply Company,
           LLC, Senior Notes,
           8.25%, 04/15/12 (g)                               Ba3            1,168
  1,125  Midwest Generation, LLC, Senior
           Secured Notes, 8.75%, 05/01/34                    B1             1,260
  2,372  NRG Energy, Inc., Senior Secured
           Notes, 8%, 12/15/13 (g)                           B1             2,502
  1,650  Orion Power Holdings, Inc., Senior
           Notes, 12%, 05/01/10                              B2             1,976
    700  Roseton-Danskammer 2001, Senior
           Secured Notes, 7.27%, 11/08/10                    Caa2             697
  1,775  Sierra Pacific Resources, Senior
           Notes, 8.625%, 03/15/14                           B2             1,959
  1,500  TECO Energy, Inc., Senior Notes,
           7%, 05/01/12                                      Ba2            1,616
  1,650  Texas Genco LLC, Senior Notes,
           6.875%, 12/15/14 (g)                              B1             1,737
    600  Utilicorp Canada Financial
           Corporation, Senior Notes,
           7.75%, 06/15/11                                   B2               618
                                                                      -----------
                                                                           16,635
                                                                      -----------
         TOTAL CORPORATE DEBT SECURITIES
           (Total cost of $316,406)                                       319,836
                                                                      -----------

SHARES
---------------------------------------------------------------------------------
PREFERRED STOCK -- .54% (d)
BANKING -- 0.00%
 57,935  WestFed Holdings, Inc., Cumulative,
           Series A, Preferred Stock,
           15.50% (a)(c)                                     (e)               --
                                                                      -----------
BROADCASTING AND ENTERTAINMENT -- .16%
    300  Spanish Broadcasting,
           System, Inc., Series B,
           Preferred Stock, 10.75%                           Caa1             321
                                                                      -----------

                                                           MOODY'S
                                                            RATING      VALUE
SHARES                                                   (UNAUDITED)  (NOTE 1(a))
---------------------------------------------------------------------------------
MINING, STEEL, IRON, NON-PRECIOUS METALS -- 0.00%
 18,000  Weirton Steel Corporation, Series C
           Preferred Stock (a)(c)                            (e)      $        --
                                                                      -----------
UTILITIES -- .38%
    700  NRG Energy, Inc., Convertible
           Preferred Stock, 4%, (g)                          B3               770
                                                                      -----------
         TOTAL PREFERRED STOCK
           (Total cost of $6,341)                                           1,091
                                                                      -----------
COMMON STOCK AND WARRANTS -- 0.00% (d)
 27,474  WestFed Holdings, Inc.,
           Common Stock (a)(c)                                                 --
 10,052  WKI Holding Company, Inc.,
           Common Stock (c)(f)                                                 --
                                                                      -----------
         TOTAL COMMON STOCK AND WARRANTS
           (Total cost of $2,295)                                              --
                                                                      -----------

PRINCIPAL
 AMOUNT
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- .81% (d)
$ 1,000  Nordea North America, Inc.,
           Commercial Paper, Due 07/20/05
           Discount of 3.16%                                 P-1              998
    658  Sysco Corporation,
           Commercial Paper, Due 07/01/05,
           Discount of 3.35%                                 P-1              658
                                                                      -----------
         TOTAL SHORT-TERM INVESTMENTS
           (Total cost of $1,656)                                           1,656
                                                                      -----------
         TOTAL INVESTMENTS
           (Total cost of $326,698)                                   $   322,583
                                                                      ===========

(a)  Denotes issuer is in bankruptcy proceedings. Income is not being accrued.
(b) Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.
(c) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at June 30, 2005 was $0.
(d) Percentages indicated are based on total net assets to common shareholders of $203,265.
(e)  Not rated.
(f)  Non-income producing.
(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1(a) of the Notes to Financial Statements for vaulation policy. Total market value of Rule 144A securities amounted to $55,158 as of June 30, 2005.

   The accompanying notes are an integral part of these financial statements.

                     The New America High Income Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
  cost of $326,698 see Schedule of Investments
  and Notes 1 and 2)                                                     $    322,583
INTEREST RATE SWAP, at fair value (Note 6)                                      1,286
CASH                                                                            3,802
RECEIVABLES:
  Investment securities sold                                                    2,643
  Interest and dividends                                                        6,240
PREPAID EXPENSES                                                                  106
                                                                         ------------
    Total assets                                                         $    336,660
                                                                         ------------
LIABILITIES:
PAYABLES:
  Investment securities purchased                                        $      2,814
  Dividend on common stock                                                        178
  Dividend on preferred stock                                                     147
  Swap settlement payable                                                          57
ACCRUED EXPENSES (Note 3)                                                         199
                                                                         ------------
    Total liabilities                                                    $      3,395
                                                                         ------------
AUCTION TERM PREFERRED STOCK:
  $1.00 par value, 1,000,000 shares authorized,
    5,200 shares issued and outstanding,
    liquidation preference of $25,000 per share
    (Notes 4 and 5)                                                      $    130,000
                                                                         ------------
NET ASSETS                                                               $    203,265
                                                                         ============
REPRESENTED BY:
COMMON STOCK:
  $0.01 par value, 200,000,000 shares authorized,
    93,868,118 shares issued and outstanding                             $        939
CAPITAL IN EXCESS OF PAR VALUE                                                382,030
UNDISTRIBUTED NET INVESTMENT
  INCOME (Note 2)                                                                 963
ACCUMULATED NET REALIZED LOSS FROM
  SECURITIES TRANSACTIONS (Note 2)                                           (177,838)
NET UNREALIZED DEPRECIATION ON
  INVESTMENTS AND INTEREST RATE SWAPS                                          (2,829)
                                                                         ------------
  NET ASSETS APPLICABLE TO COMMON STOCK
    (Equivalent to $2.17 per share, based on
    93,868,118 shares outstanding)                                       $    203,265
                                                                         ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME: (Note 1) (Dollars in thousands)
  Interest income                                                        $     12,770
  Other income                                                                    545
  Dividend income                                                                  22
                                                                         ------------
    Total investment income                                              $     13,337
                                                                         ------------
EXPENSES:
Cost of leverage:
  Preferred and auction (Note 5)                                         $        165
                                                                         ------------
    Total cost of leverage                                               $        165
                                                                         ------------
Professional services:
  Management (Note 3)                                                    $        576
  Custodian and transfer agent                                                    116
  Legal (Note 8)                                                                   72
  Audit                                                                            33
                                                                         ------------
    Total professional services                                          $        797
                                                                         ------------
Administrative:
  General administrative                                                 $        232
  Directors                                                                       110
  NYSE                                                                             45
  Shareholder communications                                                       27
  Miscellaneous                                                                    22
  Shareholder meeting                                                              19
                                                                         ------------
    Total administrative                                                 $        455
                                                                         ------------
    Total expenses                                                       $      1,417
                                                                         ------------
    Net investment income                                                $     11,920
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT ACTIVITIES:
  Realized gain on investments, net                                      $      1,926
                                                                         ------------
  Net swap settlement disbursements (Note 6)                             $       (646)
                                                                         ------------
  Change in net unrealized depreciation
    on investments                                                       $    (12,370)
  Change in unrealized appreciation
    on interest rate swap agreement                                               363
                                                                         ------------
    Total change in net unrealized depreciation
      on investments and interest rate swap                              $    (12,007)
                                                                         ------------
    Net loss on investments and interest rate swap                       $    (10,727)
                                                                         ------------
COST OF PREFERRED LEVERAGE
  Distributions to preferred stockholders                                $     (1,880)
                                                                         ------------
  Net decrease in net assets resulting
    from operations                                                      $       (687)
                                                                         ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               SIX MONTHS           FOR THE
                                                                                                  ENDED           YEAR ENDED
                                                                                              JUNE 30, 2005      DECEMBER 31,
                                                                                               (UNAUDITED)           2004
                                                                                             ---------------    --------------
FROM OPERATIONS: (Dollars in thousands, except per share amounts)
  Net investment income                                                                      $        11,920    $       24,824
  Realized gain (loss) on investments, net                                                             1,926              (992)
  Net swap settlement disbursements                                                                     (646)           (3,071)
  Change in net unrealized appreciation (depreciation) on investments and other
     financial instruments                                                                           (12,007)            9,758
Distributions from net investment income related to preferred stock
  Dividends to preferred stockholders                                                                 (1,880)           (1,999)
                                                                                             ---------------    --------------
     Net increase (decrease) in net assets resulting from operations                         $          (687)   $       28,520
                                                                                             ---------------    --------------
FROM FUND SHARE AND AUCTION TERM PREFERRED STOCK TRANSACTIONS:

  Proceeds from rights offering (23,397,095 shares), net of $84 of offering costs in 2004
     (Note 9)                                                                                $            --    $          (84)
  Net asset value of 339,724 shares issued to common stockholders for reinvestment of
     dividends in 2004                                                                                    --               750
                                                                                             ---------------    --------------
     Increase in net assets resulting from fund share transactions                           $            --    $          666
                                                                                             ---------------    --------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
     From net investment income ($.09 and $.23 per share in 2005 and 2004,
        respectively)                                                                        $        (8,213)   $      (21,726)
                                                                                             ---------------    --------------
Total net increase (decrease) in net assets                                                  $        (8,900)   $        7,460
                                                                                             ---------------    --------------
NET ASSETS APPLICABLE TO COMMON STOCK:
  Beginning of period                                                                        $       212,165    $      204,705
                                                                                             ---------------    --------------
  End of period (Including $963 and $(864) of undistributed net investment income at
     June 30, 2005 and December 31, 2004, respectively)                                      $       203,265    $      212,165
                                                                                             ===============    ==============

   The accompanying notes are an integral part of these financial statements.

                     The New America High Income Fund, Inc.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                               FOR THE
                                             SIX MONTHS
                                                ENDED
                                            JUNE 30, 2005                     FOR THE YEARS ENDED DECEMBER 31,
                                             (UNAUDITED)         2004       2003 (b)       2002        2001 (c)        2000
                                           ---------------    ----------   ----------   ----------    ----------    ----------
NET ASSET VALUE:
  Beginning of period                      $          2.26    $     2.19   $     1.89   $     2.61    $     2.85    $     3.86
                                           ---------------    ----------   ----------   ----------    ----------    ----------
NET INVESTMENT INCOME                                  .13           .26          .26#         .37           .48           .60
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  OTHER FINANCIAL INSTRUMENTS                         (.10)          .09          .34         (.72)         (.24)        (1.00)
DISTRIBUTIONS FROM NET INVESTMENT INCOME
  RELATED TO PREFERRED STOCK:                         (.03)         (.05)        (.06)        (.08)         (.12)         (.18)
                                           ---------------    ----------   ----------   ----------    ----------    ----------
     TOTAL FROM INVESTMENT OPERATIONS                   --           .30          .54         (.43)          .12          (.58)
                                           ---------------    ----------   ----------   ----------    ----------    ----------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  From net investment income                          (.09)         (.23)        (.22)        (.29)         (.36)         (.43)
                                           ---------------    ----------   ----------   ----------    ----------    ----------
     TOTAL DISTRIBUTIONS                              (.09)         (.23)        (.22)        (.29)         (.36)         (.43)
                                           ---------------    ----------   ----------   ----------    ----------    ----------
Effect of rights offering and related
  expenses; and Auction Term Preferred
  Stock offering costs and sales load                   --            --         (.02)          --            --            --
                                           ---------------    ----------   ----------   ----------    ----------    ----------
NET ASSET VALUE:
  End of period                            $          2.17    $     2.26   $     2.19   $     1.89    $     2.61    $     2.85
                                           ===============    ==========   ==========   ==========    ==========    ==========
PER SHARE MARKET VALUE:
  End of period                            $          2.12    $     2.19   $     2.16   $     2.01    $     2.64    $     2.63
                                           ===============    ==========   ==========   ==========    ==========    ==========
TOTAL INVESTMENT RETURN+                               .79%        12.80%       19.23%      (12.97)%       13.97%        (3.84)%
                                           ===============    ==========   ==========   ==========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                                               FOR THE
                                             SIX MONTHS
                                                ENDED
                                            JUNE 30, 2005                     FOR THE YEARS ENDED DECEMBER 31,
                                             (UNAUDITED)         2004       2003 (b)       2002        2001 (c)        2000
                                           ---------------    ----------   ----------   ----------    ----------    ----------
NET ASSETS, END OF PERIOD, APPLICABLE
  TO COMMON STOCK (a)                      $       203,265    $  212,165   $  204,705   $  131,170    $  178,231    $  191,928
                                           ===============    ==========   ==========   ==========    ==========    ==========
NET ASSETS, END OF PERIOD, APPLICABLE
  TO PREFERRED STOCK (a)                   $       130,000    $  130,000   $  130,000   $  100,000    $  150,000    $  160,000
                                           ===============    ==========   ==========   ==========    ==========    ==========
TOTAL NET ASSETS APPLICABLE
  TO COMMON AND PREFERRED STOCK,
  END OF PERIOD (a)                        $       333,265    $  342,165   $  334,705   $  231,170    $  328,231    $  351,928
                                           ===============    ==========   ==========   ==========    ==========    ==========
EXPENSE RATIOS:
  Ratio of preferred and other leverage
     expenses to average net assets*                   .16%**        .15%         .16%         .18%          .17%          .19%
  Ratio of operating expenses to average
     net assets*                                      1.22%**       1.27%        1.56%        1.46%         1.11%          .99%
                                           ---------------    ----------   ----------   ----------    ----------    ----------
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS*                                         1.38%**       1.42%        1.72%        1.64%         1.28%         1.18%
                                           ===============    ==========   ==========   ==========    ==========    ==========
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS*                                11.61%**      12.02%       12.81%       16.48%        16.70%        17.46%
RATIO OF TOTAL EXPENSES TO AVERAGE
  NET ASSETS APPLICABLE TO COMMON
  AND PREFERRED STOCK                                  .85%**        .87%        1.05%         .89%          .71%          .64%
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS APPLICABLE TO
  COMMON AND PREFERRED STOCK                          7.13%**       7.38%        7.79%        8.91%         9.23%         9.41%
PORTFOLIO TURNOVER RATE                              31.74%        70.90%      120.47%       82.47%        38.89%        45.58%

(a)  Dollars in thousands.
(b) The Fund issued Series C ATP on October 17, 2003. The per share data and ratios for the year ended December 31, 2003 reflect this transaction.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. This had no effect on net investment income per share and a $.01 increase to net realized and unrealized loss per share for the year ended December 31, 2001. The effect of this change increased the ratio of net investment income to average net assets from 16.29% to 16.70%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.
 **  Annualized
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's August, 2003 rights offering.
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

   The accompanying notes are an integral part of these financial statements.

                     The New America High Income Fund, Inc.

INFORMATION REGARDING
SENIOR SECURITIES

                                      JUNE 30, 2005                                 AS OF DECEMBER 31,
                                       (UNAUDITED)         2004            2003            2002            2001           2000
                                     --------------- --------------- --------------- --------------- --------------- ---------------
TOTAL AMOUNT OUTSTANDING:
  Preferred Stock                    $   130,000,000 $   130,000,000 $   130,000,000 $   100,000,000 $   150,000,000 $   160,000,000

ASSET COVERAGE:
  Per Preferred Stock Share (1)      $        64,089 $        65,801 $        64,366 $        57,793 $        54,705 $        54,989

INVOLUNTARY LIQUIDATION PREFERENCE:
  Preferred Stock Share (2)          $        25,000 $        25,000 $        25,000 $        25,000 $        25,000 $        25,000

APPROXIMATE MARKET VALUE:
  Per Preferred Stock Share (2)      $        25,000 $        25,000 $        25,000 $        25,000 $        25,000 $        25,000

(1) Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(2)  Plus accumulated and unpaid dividends.

   The accompanying notes are an integral part of these financial statements.

                     The New America High Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 (UNAUDITED)

(1)  SIGNIFICANT ACCOUNTING AND OTHER POLICIES

   The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

   The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

   The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

   The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available with a cost of approximately $7,594,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

   (b) SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME--Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

   (c) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) TAX MATTERS AND DISTRIBUTIONS

   At June 30, 2005, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $328,358,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $7,150,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $12,925,000. Net unrealized loss on investments for tax purposes at June 30, 2005 was approximately $5,775,000

   At December 31, 2004, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

 CARRYOVER AVAILABLE                         EXPIRATION DATE
---------------------                       -----------------
     $     35,581,000                       December 31, 2007
           21,821,000                       December 31, 2008
           67,043,000                       December 31, 2009
           45,239,000                       December 31, 2010
            7,387,000                       December 31, 2011
              125,000                       December 31, 2012
     ----------------
     $    177,196,000
     ================

   It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

   The tax character of distributions paid to common and preferred shareholders of approximately $23,725,000 in 2004 was from ordinary income.

   As of December 31, 2004, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income           $      443,000
Undistributed Long-Term Gain                              --
Unrealized Gain                               $    8,001,000
Capital Losses Carry Forward
  and Post October Losses Deferred            $  179,118,000

   The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments.

   Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

   The Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

(3) INVESTMENT ADVISORY AGREEMENT

   T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $576,000 in management fees during the six months ended June 30, 2005. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common and auction term preferred stock. At June 30, 2005, the fee payable to T. Rowe Price was approximately $94,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) AUCTION TERM PREFERRED STOCK (ATP)

   On October 17, 2003, the Fund issued 1,200 shares of Series C ATP. The underwriting discount of $300,000 and offering expenses of $358,000 were recorded as a reduction of the capital in excess of par value on common stock.

   The Fund had 5,200 shares of ATP issued and outstanding at June 30, 2005. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 2.38% - 3.37% for the six months ended June 30, 2005. The average dividend rate as of June 30, 2005 was 3.26%.

   The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP AUCTION-RELATED MATTERS

   Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

   After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $165,000 for service charges for the six months ended June 30, 2005. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) INTEREST RATE SWAPS

   The Fund entered into an interest payment swap arrangement with Fleet National Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 2.33% to 3.15% for the six months ended

June 30, 2005. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

                 NOTIONAL                               FIXED
EFFECTIVE        CONTRACT                              ANNUAL
  DATE            AMOUNT            MATURITY            RATE
 11/5/04       $130 million         11/5/09             3.775%

   Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

   The Fund recognizes all freestanding derivative instruments in the balance sheet as either assets or liabilities and measures them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the six months ended June 30, 2005, the Fund's obligations under the swap agreements were more than the amount received from Fleet by approximately $646,000 and such amount is included in the accompanying statement of operations.

   The estimated fair value of the interest rate swap agreement at June 30, 2005 amounted to approximately $1,286,000 of unrealized gain and is presented in the accompanying balance sheet.

(7) PURCHASES AND SALES OF SECURITIES

   Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2005 were approximately:

Cost of purchases                              103,440,000
Proceeds of sales or maturities                102,633,000

(8) RELATED PARTY TRANSACTIONS

   A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $60,000 for the six months ended June 30, 2005.

   The Fund paid approximately $142,000 during the six months ended June 30, 2005 to two officers of the Fund for the provision of certain administrative services.

(9) RIGHTS OFFERING

   The Fund issued to stockholders of record as of the close of business on July 21, 2003, rights to subscribe for an aggregate of 23,397,095 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. The rights entitled a stockholder to acquire at the subscription price of $1.81 per share one share for each right held. The subscription price was 94% of the average of the last reported sales price of the Fund's Common Stock on the New York Stock Exchange on August 18, 2003, the expiration date and the nine preceding business days. On August 22, 2003 the Fund completed its rights offering. Proceeds of approximately $42,349,000 and shares of 23,397,095 were recorded. In addition, offering expense of approximately $817,000 was netted against the rights offering proceeds in 2003 and $84,000 in 2004.

SUPPLEMENTAL INFORMATION

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com

COMPLIANCE CERTIFICATIONS
(Unaudited)

On May 18, 2005, your Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by
Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

COMMON AND AUCTION TERM PREFERRED STOCK TRANSACTIONS

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

DIRECTORS
Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Marguerite A. Piret

DIRECTOR EMERITUS
Ernest E. Monrad

OFFICERS
Robert F. Birch - President
Ellen E. Terry - Vice President, Treasurer
Richard E. Floor - Secretary

INVESTMENT ADVISOR
T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

ADMINISTRATOR
The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Computershare Shareholder Services, Inc.
P.O. Box 43011
Providence, RI 02940-3011
(617) 328-5000 ext. 6406
(800) 426-5523

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

Computershare Shareholder Services, Inc.
P.O. Box 43011
Providence, RI 02940-3011

3709-SAR-05

Item 2 -  Code of Ethics - Not required in semi-annual filing.

Item 3 - Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 - Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 - Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 - Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -  Not required in semi-annual filing.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders - Not applicable.


ITEM 11.  CONTROLS AND PROCEDURES.

     (a) The Fund's principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

     (b) There was no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund's first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12.  EXHIBITS.

     (a)(1) Not Applicable.

     (a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

     (a)(3) Not Applicable.

     (b)    The certifications required by Rule 30a-2(b) under the 1940 Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        The New America High Income Fund, Inc.


                                        By: /s/ Robert F. Birch
                                            ------------------------------------
                                        Name:  Robert F. Birch
                                        Title: President and Director
                                        Date:  August 26, 2005


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                        By: /s/ Robert F. Birch
                                            ------------------------------------
                                        Name:  Robert F. Birch
                                        Title: President
                                        Date:  August 26, 2005


                                        By: /s/ Ellen E. Terry
                                            ------------------------------------
                                        Name:  Ellen E. Terry
                                        Title: Treasurer
                                        Date:  August 26, 2005

                                        5